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                                                                  EXHIBIT 10.18
                      FIRST AMENDMENT TO OPTION AGREEMENT


         This First Amendment to Option Agreement (this "Amendment"), dated as of December 1, 1999, is by and between Jeffrey S. Doss ("Optionee"), and Mobility Electronics, Inc., a Delaware corporation (f/k/a "Electronics Accessory Specialists International, Inc.") (the "Company").

                             W I T N E S S E T H :

         WHEREAS, the Company and Optionee are parties to that certain Option Agreement, dated as of August 23, 1996 (the "Option Agreement"); and

         WHEREAS, the Company and Optionee desire to amend the Option Agreement to the extent provided below;

         NOW, THEREFORE, the Option Agreement is hereby amended as follows:

         A. AMENDMENTS TO OPTION AGREEMENT. The Option Agreement is hereby amended as follows:

                  1. The first paragraph of Section 3 of the Option Agreement is hereby amended to read in its entirety as follows:

                  "The Option will expire on the earlier of: (i) March 31, 2003; or (ii) 180 days after the Termination Date (as such term is defined in that certain Employment Agreement, of even date herewith, by and between the Company and Optionee); provided, however, that in no event shall this Option expire prior to September 22, 2000.

         B. MISCELLANEOUS.

                  1. Except as specifically provided herein, the Plan shall remain in full force and effect.

                  2. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                             MOBILITY ELECTRONICS, INC.


                                             By: /s/ CHARLES R. MOLLO
                                                 ------------------------------
                                                 Charles R. Mollo,
                                                 Chief Executive Officer


                                                 /s/ JEFFREY S. DOSS
                                                 -------------------------------
                                                 Jeffrey S. Doss


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